SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): January 24, 2005

                             General Components Inc.
                             -----------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

              000-33483                                  88-0496645
              ---------                                  ----------
       (Commission File Number)              (IRS Employer Identification No.)


    Suite 2021, 20/F, Two Pacific Place            88 Queensway, Hong Kong
    -----------------------------------            -----------------------
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:    (852) 2167 8298


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      General Components, Inc. ("we," "us" or the "Company") is filing this amendment to our Form 8-K to reflect a change in the increase in the number of authorized shares of common stock as described in Item 5.03.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective January 18, 2005, Dr. James K. Walker was appointed to our board of directors.

      Dr. Walker is the chairman of the boards of directors of Nanoptics, Inc. ("Nanoptics"), Maxxvision, LLC ("Maxxvision") and Digital Optronics Corporation ("Digital"). Nanoptics, which is controlled by Dr. Walker, is a high technology research and development company founded by Dr. Walker in 1987. Maxxvision and Digital were founded in 2000 and 2001 to commercialize specific products developed at Nanoptics. Dr. Walker was a Professor of Physics at the University of Florida from 1984 to 2000. From 1969 to 1984, Dr. Walker was a Department and Division Head at the world's largest atom smasher, the Fermi National Laboratory in Chicago, Illinois. Dr. Walker was an Associate Professor at Harvard University, Cambridge, Massachusetts from 1962 to 1969. He has also held visiting positions for periods of six months to two years at CERN, Geneva, Switzerland, The Rutherford laboratory, England, The Weizmann Institute, Israel and the Ecole Normale Superieure, Paris, France. He served on the Nobel Nominating Group for physics from 1991 to 1995 and was a John Simon Guggenheim Fellow for the year 1969. He has also served on Review Committees and Study Groups at the National Institutes of Health. Dr. Walker has published more than 100 professional articles on high energy physics, plastic fiber optical communications, medical sensors and radiology and is the author of more than 20 patents. Dr. Walker received his Ph.D. in physics from the University of Glasgow, Scotland.

      In connection with Dr. Walker's appointment to our board of directors, we will issue 30,000 shares of our common stock to him.

      We have entered into a memorandum of understanding (the "MOU") with Nanoptics pursuant to which we will acquire all of Nanoptics' step index and graded index plastic optical fiber assets ("POF") in exchange for shares of our common stock. The MOU provides that Dr.Walker shall serve as chief scientist of POF and manager of our POF research and development. The completion of the Nanoptics acquisition is subject to the due diligence to be conducted by both Nanoptics and us, and the negotiation, execution and delivery of a definitive agreement.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Our board of directors and the holders of shares of preferred representing a majority of our outstanding voting capital stock authorized the filing of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock to 280,000,000. We intend to file the amendment 20 days after we mail to our shareholders the information statement required by Section 14(c) of the Securities Exchange Act of 1934.

      Effective November 12, 2004, we changed our fiscal year from May 31 to December 31.

      Attached as Exhibit 3.1 to this Form 8-K is the form of Certificate of Amendment to Articles of Incorporation.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

            EXHIBITS

            3.1 Certificate of Amendment to Articles of Incorporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENERAL COMPONENTS INC.

                              By: /s/  Bruce A. Cole
                                ---------------------------
                                Name: Bruce A. Cole
                                Title:    President

Dated:  January 28, 2005